SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 25, 2002
(Date of Earliest Event Reported)

JOHN HANCOCK LIFE INSURANCE COMPANY
(Exact name of registrant as specified in charter)

Commission File Number: 333-45862

MASSACHUSETTS	04-1414660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

John Hancock Place
Boston, Massachusetts 02117
(Address of principal executive offices)

(617) 572-6000
(Registrant’s telephone number, including area code)

Item 5. Other Information.

On October 25, 2002, John Hancock Financial Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference. John Hancock Life Insurance Company, is a direct, wholly-owned subsidiary of John Hancock Financial Services, Inc.

Exhibit No.	Item

99	Press Release of John Hancock Financial Services, Inc., dated October 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ WAYNE A. BUDD
Wayne A. Budd Executive Vice President & General Counsel
Date: October 25, 2002